Exhibit 10.1
ELSINORE SERVICES, INC.
SUBSCRIPTION AGREEMENT

The undersigned subscriber (the “Subscriber”) and co-subscriber, if any (the “Co-Subscriber”), desire(s) to subscribe for and purchase shares of common stock, $.001 par value per share (“Common Stock”), of Elsinore Services, Inc., a Delaware corporation (the “Company”), to be issued by the Company upon the terms set forth in this Subscription Agreement and pursuant to the Company’s prospectus, dated _________, 2010, and all amendments and supplements thereto, if any (the “Prospectus”),  related to the offer, sale and issuance (the “Offering”) of up to a maximum of 3,000,000 shares of the Company’s Common Stock (the “Shares”) by the Company in a self-underwritten, “best efforts” offering of the Shares pursuant to the Prospectus.

If you need assistance in completing this Subscription Agreement, please contact Mr. Arne Dunhem, Chief Executive Officer, or Mr. Dean Schauer, Chief Financial Officer, of the Company at 4201 Connecticut Avenue, N.W., Suite 407, Washington, D.C. 20008 or by telephone at (202) 609-7756, and one or both will assist you.

The undersigned Subscriber and Co-Subscriber hereby subscribe for and agree to purchase _______________ Shares at a purchase price of $0.02 per share for a total of $__________________ (the “Subscription Amount”), all pursuant to the terms of the Prospectus.

When complete, please mail or deliver this duly executed Subscription Agreement and your Subscription Amount to:

Elsinore Services, Inc. 4201 Connecticut Avenue, N.W. Suite 407 Washington, D.C. 20008

Please make the check for your Subscription Amount payable to “Elsinore Services, Inc.”

I.  SUBSCRIBER AND CO-SUBSCRIBER INFORMATION

1.           Subscriber Information:

Name of Subscriber: ___________________________________________________________________________________
Address: ____________________________________________________________________________________________
Telephone No.: _______________________________________________________________________________________
Fax No.: ____________________________________________________________________________________________
Email address: _______________________________________________________________________________________
Social Security No.: ___________________________________________________________________________________
Taxpayer ID No.: _____________________________________________________________________________________
Please check one of the following:	☐ U.S. Citizen

☐ U.S. Citizen residing outside the U.S.
☐ Resident Alien
☐ Non-U.S. Citizen or Alien
☐ Entity formed in the U.S. Specify domicile: ________________________________
☐ Non-U.S. entity

2.           Co-Subscriber Information:

Name of Co-Subscriber: ________________________________________________________________________________
Address: ____________________________________________________________________________________________
Telephone No.: _______________________________________________________________________________________
Fax No.: _____________________________________________________________________________________________
Email address: ________________________________________________________________________________________
Social Security No.: ____________________________________________________________________________________
Taxpayer ID No.: ______________________________________________________________________________________
Please check one of the following:	☐ U.S. Citizen
☐ U.S. Citizen residing outside the U.S.
☐ Resident Alien
☐ Non-U.S. Citizen or Alien
☐ Entity formed in the U.S. Specify domicile: _______________________________
☐ Non-U.S. entity

II. SUBSCRIBER AND CO-SUBSCRIBER ACKNOWLEDGEMENTS

The undersigned Subscriber and Co-Subscriber, if any, each acknowledge that:

•
The Company reserves the right to unconditionally accept or reject Subscriber’s and an Co-Subscriber’s subscription for Shares, in whole or in part, and that (i) the Company will notify me whether my subscription is accepted or rejected and (ii) if such subscription is rejected, the Subscription Amount will be returned to me without deduction, interest or charge.

•	Subscriber and any Co-Subscriber acknowledge(s) that the Company reserves the right to accept or reject this subscription for any reason or for no reason.

•	Subscriber and any Co-Subscriber has/have received and read a copy of the Prospectus.

•
Subscriber, if a corporation, partnership, trust or other form of business entity, is authorized and otherwise duly qualified to purchase the Shares. The person(s) executing this Subscription Agreement, as well as all other documents related to the Offering, represent(s) that he, she, it, or they are duly authorized to execute all such documents on behalf of such entity.

III. SIGNATURE(S) OF SUBSCRIBER AND CO-SUBSCRIBER

NOTE: BY EXECUTING THIS AGREEMENT, SUBSCRIBER DOES NOT HEREBY WAIVE ANY RIGHTS UNDER U.S. FEDERAL SECURITIES LAWS.

Name of Subscriber: ____________________________	Signature: _____________________________________
Date: _________________________________________
Name of Co-Subscriber: _________________________	Signature: _____________________________________
Date: _________________________________________

IV. CAPACITY CLAIMED BY EACH SIGNER

1.  Subscriber Capacity:

	Individual
	Attorney-In-Fact
	Trustee
	Partner
	Guardian/Conservator
	Corporate
	Other: ______________________________
Officer _____________________________
             _____________________________

2.  Co-Subscriber:

	Individual
	Attorney-In-Fact
	Trustee
	Partner
	Guardian/Conservator
	Corporate
	Other: ______________________________
Officer _____________________________
             _____________________________

[THE REMAINDER OF THIS PAGE IS LEFT BLANK INTENTIONALLY.]

V. ACCEPTANCE OF SUBSCRIPTION BY COMPANY

The foregoing subscription is hereby accepted by Elsinore Services, Inc., on this ______ day of 2010.

ELSINORE SERVICES, INC.

By: ______________________________________

Its: ______________________________________

Name: ___________________________________